                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 13, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
             Maryland
          (State or Other                1-12514                  84-1246585
          Jurisdiction of              (Commission              (IRS Employer
          Incorporation)               File Number)          Identification No.)
--------------------------------------------------------------------------------

                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)

--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

ITEM 2.              DISPOSITION OF ASSETS

On December 13, 2002, Keystone Property Trust (the "Company") disposed of its New York office and industrial portfolio and other industrial properties (the "Upstate New York Portfolio") for $178.3 million in a sale to Nocha, LLC (the "Buyer"). The disposition consisted of 34 properties totaling 3.9 million square feet ("SF"), which included 19 office properties (1.3 million SF) and 15 industrial properties (2.6 million SF). Of the 3.9 million SF disposed, over 2.5 million SF consists of 29 non-core office and industrial properties located in the Albany, Syracuse, and Rochester markets of New York State. Of the 29 New York properties, 19 properties (1.3 million SF) were office assets and 10 properties (1.2 million SF) were industrial assets. The Albany market included 10 properties, seven office assets (391,375 SF) and three industrial assets (396,645 SF). In the Syracuse market, there were 15 properties including 11 office assets (910,230 SF) and four industrial assets (655,500 SF). In the Rochester market, there were four properties including one office asset (26,700
SF) and three industrial assets (174,180 SF). Additionally, five other industrial assets were disposed of as part of the package including 433,500 SF in Central Ohio and 906,062 SF in Pennsylvania.

Total consideration for this disposition was approximately $178.3 million, of which the Buyer assumed approximately $106 million of fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, Keystone retained a $27 million preferred equity investment in the portfolio, which earns an 11% preferred return.

The Buyer of the Upstate New York Portfolio was unaffiliated with the Company and its subsidiary partnerships at the time of the execution of the Contribution and Sale Agreement. The Company based its determination of the sale price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The sales price was determined through an arm's length negotiation between the Company and the Buyer.

The purpose of this filing is to report the closing of the Upstate New York Portfolio disposition and file the required Item 7 pro forma information related to this transaction.

ITEM 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (b)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma condensed consolidating financial information which reflects the Company's disposition of the Upstate New York Portfolio as of and for the nine-month period ended September 30, 2002 and for the year ended December 31, 2001 are included on pages F-1 to F-9.

         (c)      EXHIBITS

         10.1 Contribution and Sale Agreement between Keystone Operating Partnership, L.P. and Nocha, LLC (the "Contribution and Sale Agreement")

         10.2     Operating Agreement for Nocha, LLC.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             KEYSTONE PROPERTY TRUST



Date:      December 27, 2002              By: /s/ JEFFREY E. KELTER
                                          -------------------------
                                          Jeffrey E. Kelter
                                          President and Chief Executive Officer

Date:      December 27, 2002              By: /s/ TIMOTHY E. MCKENNA
                                          --------------------------
                                          Timothy E. McKenna
                                          Senior Vice President, and Chief
                                          Financial Officer

Date:      December 27, 2002              By: /s/ J. PETER LLOYD
                                          ----------------------
                                          J. Peter Lloyd
                                          Vice President, Corporate Controller

                             KEYSTONE PROPERTY TRUST

                                      INDEX



I.       UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
         FINANCIAL INFORMATION

         o        Pro Forma Condensed Consolidating Balance Sheet as of
                  September 30, 2002................................................F-3

         o        Pro Forma Condensed Consolidating Statement of Operations for
                  the nine-month period ended September 30, 2002....................F-4

         o        Pro Forma Condensed Consolidating Statement of Operations for
                  the year ended December 31, 2001..................................F-5

         o        Notes to Unaudited Pro Forma Condensed Consolidating Financial
                  Information.......................................................F-6



                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


         The following sets forth the unaudited pro forma condensed consolidating balance sheet as of September 30, 2002 and the unaudited pro forma condensed consolidating statements of operations for Keystone Property Trust (the "Company") for the nine months ended September 30, 2002 and the year ended December 31, 2001.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following event occurred on September 30, 2002 for balance sheet purposes and as of the beginning of each period presented for these proforma condensed consolidating statements of operations.

         Total consideration for this disposition was approximately $178.3 million, of which Nocha, LLC (the "Buyer") assumed approximately $106 million of fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, Keystone retained a $27 million preferred equity investment in the portfolio, which earns an 11% preferred return.

         The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

                             KEYSTONE PROPERTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--
                            AS OF SEPTEMBER 30, 2002

                           (UNAUDITED - IN THOUSANDS)

                                                                               The Company    Pro Forma   The Company
                                                                                Historical    Events (A)  Pro Forma
                                                                               ------------   ----------  -----------
ASSETS
Investment in real estate, net ..............................................  $ 551,237   $    --        $ 551,237
Real estate assets held for sale ............................................    167,854    (167,854)          --
Equity method investments ...................................................     26,154      27,000         53,154
Cash and cash equivalents ...................................................        514        --              514
Restricted cash .............................................................        868      14,270         15,138
Accounts receivable and other ...............................................     10,765        --           10,765
Other assets, net ...........................................................     13,975        --           13,975
Other assets held for sale ..................................................      9,835      (9,835)          --
                                                                               ---------   ---------      ---------
Total assets ................................................................  $ 781,202   $(136,419)     $ 644,783
                                                                               =========   =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes and other debt ............................................  $ 317,628   $ (17,534)     $ 300,094
   Liabilities related to assets held for sale ..............................    118,885    (118,885)          --
   Accrued and other liabilities ............................................     13,017        --           13,017

Minority interest ...........................................................     36,634        --           36,634
Convertible Preferred Units .................................................     52,892        --           52,892

Shareholders' equity
   Preferred stock ..........................................................          1        --                1
   Common stock .............................................................         21        --               21
   Additional paid-in capital ...............................................    295,107        --          295,107
   Loans to Employees to Purchase Common
        Shares and Deferred Compensation ....................................     (8,610)       --           (8,610)
   Cumulative net income ....................................................     22,996        --           22,996
   Cumulative dividends .....................................................    (67,369)       --          (67,369)
                                                                               ---------   ---------      ---------
   Total shareholders' equity ...............................................    242,146        --          242,146
                                                                               ---------   ---------      ---------
Total liabilities and shareholders' equity ..................................  $ 781,202   $(136,419)     $ 644,783
                                                                               =========   =========      =========



         The accompanying notes are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                        THE COMPANY         2002
                                                                         HISTORICAL      HISTORICAL       PRO FORMA      THE COMPANY
                                                                        (UNAUDITED)      OPERATIONS (A)   ADJUSTMENTS    PRO FORMA
                                                                       ------------      --------------    -------------  ---------

REVENUE:
   Rents                                                               $     63,295    $    (20,313)    $       --       $  42,982
   Reimbursement revenue and other income                                     9,984          (3,961)            --           6,023
                                                                       ------------    ------------     ------------   -----------
           Total revenue                                                     73,279         (24,274)            --          49,005

OPERATING EXPENSES:
   Property operating expenses                                               12,995          (7,582)            --           5,413
   General and administrative                                                 5,980            --               --           5,980
   Interest expense                                                          18,329          (7,240)            --          11,089
   Depreciation and amortization                                             15,575          (4,655)            --          10,920
   Provision for asset impairment                                            30,200            --          (30,200)(b)        --
   Employee termination costs                                                   930            --               --              930
                                                                       ------------    ------------    ------------     ----------
           Total operating expenses                                          84,009         (19,477)       (30,200)         34,332

Income/(Loss) Before Equity In Income From Equity Method
   Investments, and Losses on sales of assets                         $     (10,730)                                     $  14,673
                                                                        ------------                                    -----------

Equity In Income From Equity Method Investments                                 583                          2,228(c)        2,811

Losses on sales of assets                                                      (430)                                          (430)
                                                                        ------------                                    -----------

Income/(Loss) Before Distributions To Preferred Unitholders,
   Minority Interest of Unitholders In Operating Partnership
   And Income Allocated To Preferred Shareholders                           (10,577)                                        17,054

Distributions To Preferred Unitholders                                       (4,317)                                        (4,317)
                                                                        ------------                                    -----------

Income/(Loss) Before Minority Interest of Unitholders In
   Operating Partnership, and Income Allocated To Preferred
   Shareholders                                                             (14,894)                                        12,737
Minority Interest of Unitholders In Operating Partnership                     3,987                         (6,477)(d)      (2,490)
                                                                         ----------                        -----------      -------
                                                                            (10,907)                                         10,247

Income Allocated To Preferred Shareholders                                   (2,673)                                         (2,673)
                                                                        ------------                                    -----------

Income/(Loss) from Continuing Operations                                $   (13,580)                                     $    7,574
                                                                       =============                                    ===========

Income/(Loss) from continuing operations Per Common Share -
  Basic                                                               $       (0.72)                                     $      0.40
                                                                       =============                                    ===========

Income/(Loss) from continuing operations Per Common Share -
   Diluted                                                            $       (0.72)                                     $      0.40
                                                                       =============                                    ===========

Weighted Average Shares Outstanding-Basic                                18,845,599                                      18,845,599
                                                                       =============                                    ===========

Weighted Average Common Shares Outstanding - Diluted                     18,845,599                                      25,163,086
                                                                       =============                                    ===========

         The accompanying notes are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 2001

            (UNAUDITED IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                2002 Events
                                                                        --------------------------------
                                                         The Company      HISTORICAL       Pro Forma      THE COMPANY
                                                         HISTORICAL     OPERATIONS (A)    ADJUSTMENTS      PRO FORMA
                                                         -----------    --------------    -----------      ----------
REVENUE:
      Rents and reimbursements                            $   95,077     $(28,360)         $     ---       $   66,717
      Reimbursement revenue and other income                  14,707       (5,727)               ---            8,980
                                                          ----------    ----------         ---------       ----------
           Total revenue                                     109,784      (34,087)               ---           75,697

OPERATING EXPENSES:
      Property operating expenses                             18,817      (10,054)               ---            8,763
      General and administrative                               7,983           ---               ---            7,983
      Interest expense                                        34,187       (9,977)               ---           24,210
      Depreciation and amortization                           24,520       (6,184)               ---           18,336
                                                        ------------    ----------       -----------     ------------
           Total operating expenses                           85,507      (26,215)               ---           59,292

Income Before Equity In Income From Equity Method
   Investments, and Gains on Sales of Assets              $   24,277                                       $   16,405
                                                        ------------                                     ------------

Equity In Income From Equity Method Investments                1,123                           2,970(b)         4,093

Gains on sales of assets                                       9,142                                            9,142
                                                          ----------                                       ----------

Income Before Distributions To Preferred Unitholders,
   Minority Interest of Unitholders In Operating
   Partnership And Income Allocated To Preferred
   Shareholders                                               34,542                                           29,640

Distributions To Preferred Unitholders                        (7,057)                                          (7,057)
                                                          ----------                                       ----------

Income/(Loss) Before Minority Interest of Unitholders
   In Operating Partnership, and Income Allocated To
   Preferred Shareholders                                     27,485                                           22,583

Minority Interest of Unitholders In Operating
   Partnership                                                (5,650)                           (211)(c)       (5,861)
                                                          ----------                                     ------------
                                                              21,835                                           16,722

Income Allocated To Preferred Shareholders                    (5,035)                                          (5,035)
                                                          ----------                                       ----------

Income from Continuing Operations                         $   16,800                                       $   11,687
                                                          ==========                                       ==========

Income from continuing operations Per Common Share -
Basic                                                     $     1.16                                        $    0.80
                                                           =========                                        =========

Income from continuing operations  Per Common Share -
Diluted                                                   $     1.05                                        $    0.80
                                                          ==== =====                                        =========

Weighted Average Shares Outstanding - Basic               14,518,099                                       14,518,099
                                                        ============                                       ==========

Weighted Average Common Shares Outstanding - Diluted      21,410,023                                       14,518,099
                                                        ============                                       ==========

         The accompanying notes are an integral part of this statement.



                             KEYSTONE PROPERTY TRUST

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                       CONSOLIDATING FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         Keystone Property Trust (together with its subsidiaries, the "Company") is a fully integrated, self-administered, self-managed real estate investment trust ("REIT") engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. At September 30, 2002, the Company owned interests in a portfolio of 123 properties (the "Properties") comprised of 103 industrial properties, 20 office properties and an investment in a direct financing lease, which aggregated approximately 22.6 million square feet. After the disposition of the Upstate New York Portfolio, the Company owned interests in a portfolio of 89 properties and an investment in a direct financing lease.

         Total consideration for this disposition was approximately $178.3 million, of which the Buyer assumed approximately $106 million of fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, Keystone retained a $27 million preferred equity investment in the portfolio, which earns an 11% preferred return.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2001 and September 30, 2002, as if the Upstate New York Portfolio had been sold as of the beginning of these periods.

2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET AS OF SEPTEMBER 30, 2002 (IN 000'S)

A) Reflects the Company's consummated disposition of the Upstate New York Portfolio as follows:


                                                                                               LIABILITIES
                     REAL ESTATE                                                               RELATED TO
                     ASSETS HELD   EQUITY METHOD   RESTRICTED    OTHER ASSETS                  ASSETS HELD
                       FOR SALE     INVESTMENTS        CASH      HELD FOR SALE   MORTGAGE DEBT   FOR SALE
                       --------     -----------        ----      -------------   -------------   --------
DISPOSITION
Upstate New York
Portfolio               $(167,854)    $   27,000     $  14,270      $ (9,835)      $(17,534)      $(118,885)
                     ------------- -------------  ------------   ------------   ------------   -------------
TOTAL                   $(167,854)    $   27,000     $  14,270      $ (9,835)      $(17,534)      $(118,885)
                     ============= =============  ============   ============   ============   =============


                             KEYSTONE PROPERTY TRUST

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                       CONSOLIDATING FINANCIAL STATEMENTS



3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED
         SEPTEMBER 30, 2002 (IN 000'S)

         2002 EVENTS - HISTORICAL OPERATIONS:

         (a) Reflects the historical operations of the Upstate New York Portfolio for the nine months ended September 30, 2002:


                                                                              REVENUE                        OPERATING EXPENSES
                                                          ------------------------------------------------- ----------------------
                                                                               TENANT
                                                                            REIMBURSEMENTS                  PROPERTY OPERATING
                                                                                 AND                                AND
                                                           MINIMUM RENT     OTHER INCOME       SUBTOTAL      OTHER EXPENSES
                                                          -------------     ------------       ---------     --------------

                     Upstate New York Portfolio           $   (20,313)    $          (3,961)   $ (24,274)   $          (7,582)
                                                          ============    ==================   ==========   ==================



                                                                    INTEREST AND DEPRECIATION
                                                        --------------------------------------------
                                                         INTEREST                 DEPRECIATION AND
                                                         EXPENSE  (i)              AMORTIZATION (ii)
                                                         ------------           ------------------
                     Upstate New York Portfolio            $   (7,240)         $          (4,655)
                                                        ==============          =================


                     FOOTNOTES:

                     (i) Pro forma interest expense reflects effective interest rates ranging from 3.45% to 9.68% on debt repayments and debt assumed by the Buyer.

                     (ii) Pro forma depreciation expense reflects the
                          elimination of actual depreciation on the properties.


                     2002 EVENTS - PRO-FORMA ADJUSTMENTS:

         (b) To eliminate the provision for asset impairment on the Upstate New York Portfolio which was recorded on September 30, 2002. The total impairment charge is now estimated to be approximately $31 million.

         (c) To adjust the equity in income from equity method investments for the 11% preferred return on the $27 million preferred equity investment.

         (d) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 75.25% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the nine months ended September 30, 2002 in the pro forma statement of operations was computed as follows:

                             KEYSTONE PROPERTY TRUST

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                       CONSOLIDATING FINANCIAL STATEMENTS



                Pro forma Revenue                                                      $     49,005

                Pro forma Operating Expenses                                                (34,332)

                Distributions to Preferred Unitholders and Preferred Shareholders            (6,990)

                Pro forma Equity in Income from Equity Investment                             2,811

                Losses on sales of assets                                                      (430)
                                                                                     --------------

                Pro forma Income before Minority Interest                              $     10,064
                                                                                     ==============

                Minority Interest (24.75%)                                             $     (2,490)

                Minority Interest at September 30, 2002                                       3,987
                                                                                     --------------

                Adjustment Required                                                    $     (6,477)
                                                                                     ===============


         4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 (IN 000'S)

                  2002 EVENTS - HISTORICAL OPERATIONS:

         (a) Reflects the pro forma adjustments related to the historical operations of the Upstate New York Portfolio for the year ended December 31, 2001:


                                                                                                                       OPERATING
                                                                                REVENUE                                EXPENSES
                                                       -----------------------------------------------------------    -------------
                                                                                     TENANT
                                                                                  REIMBURSEMENTS                        PROPERTY
                                                                                      AND                            OPERATING AND
                                                           MINIMUM RENT           OTHER INCOME         SUBTOTAL      OTHER EXPENSES
                                                          -------------         ----------------      ---------      --------------
                Upstate New York Portfolio                $   (28,360)           $      (5,727)      $  (34,087)      $  (10,054)
                                                          ============           ==============      ===========      ===========



                                                                INTEREST AND DEPRECIATION
                                                   ----------------------------------------------------
                                                                                  DEPRECIATION AND
                                                       INTEREST EXPENSE (i)       AMORTIZATION (ii)
                                                       --------------------       -----------------
                Upstate New York Portfolio                $      (9,977)           $      (6,184)
                                                          ==============           ==============



                             KEYSTONE PROPERTY TRUST

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                       CONSOLIDATING FINANCIAL STATEMENTS



         FOOTNOTES:
         ---------
         (i) Pro forma interest expense reflects effective interest rates ranging from 3.56% to 9.68% on debt repayments and debt assumed by the Buyer.

         (ii) Pro forma depreciation expense reflects the elimination of actual depreciation on the properties.


         2002 EVENTS -PRO-FORMA ADJUSTMENTS:

         (b) To adjust the equity in income from equity method investments for the 11% preferred return on the $27 million preferred equity investment.

         (c) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 66.6% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2001 in the pro forma statement of operations was computed as follows (in 000's):

                     Pro forma Revenue                                                   $    75,697

                     Pro forma Operating Expenses                                            (59,292)

                     Distributions to Preferred Unitholders and Preferred Shareholders       (12,092)

                     Pro forma Equity in Income from Equity Investment                         4,093

                     Gains on sale of assets                                                   9,142
                                                                                        ------------

                     Pro forma Income before Minority Interest                           $    17,548
                                                                                        ============


                     Minority Interest (33.4%)                                           $    (5,861)

                     Minority Interest at December 31, 2001                                   (5,650)
                                                                                        -------------

                     Adjustment Required                                                 $      (211)
                                                                                        =============
